                      AMENDMENT NO. 1 TO SERVICE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                  This Amendment No. 1 to Service Agreement (this "Amendment") is made as of October 22, 1996 (the "Amendment Effective Date") by and between IXC Carrier, Inc., a Nevada corporation ("Lessor"), and Diamond.Net, I.S.P., Inc., a Missouri corporation ("Lessee").

                                   BACKGROUND

                  This Amendment is made with reference to the following facts:

                  A. Lessee and Lessor are parties to that certain Service Agreement (the "Agreement") dated as of August 15, 1996.

                  B. The parties desire to amend the Agreement pursuant to the terms set forth below. Each capitalized term used and not elsewhere defined herein shall have the meaning set forth for it in the Agreement.

                               TERMS OF AMENDMENT

                  Accordingly, in consideration of the mutual promises set forth below, the parties hereto hereby agree as follows:

                  1. The  following  paragraphs  are hereby  added to the end of
Section 1. Scope and Rates of the Agreement to read in their entirety as follows:

                           Lessee may, at its option,  reconfigure  On-net DS-0,
                  DS-1 or On-net DS-3 Circuits by disconnecting such Circuits and simultaneously ordering new On-net Circuits from Lessor's unused capacity, but only if all the following conditions are met: (i) such Circuits to be disconnected have been in service at the time of such reconfiguration for at least three months (for DS-0 and DS-1 Circuits) or six months (for DS-3 Circuits), (ii) Service capacity on each such new Circuit is available from Lessor (Lessor shall not be obligated to construct new Circuit capacity to fill any Marketing Service Order); (iii) Lessee shall pay for such reconfiguration the charge therefore set forth in Exhibit B; and (iv) the aggregate monthly invoicing hereunder for the new Circuits involved in such reconfiguration must be equal to, or greater than, the aggregate monthly invoicing for the disconnected Circuits. Lessee shall have the right to reconfigure on-net service and such on-net reconfiguration, so long as it results in an upgrade in service and revenue to Lessor, shall be reconfigured at * of the normal reconfiguration charges on the ancillary pricing exhibit.

                           Lessor may in the future offer high-capacity services
                  of on-net OC-3C service or larger  capacity  services.  In the
                  event  Lessor   offers

                                       1
* CONFIDENTIAL TREATMENT REQUESTED
                  such on-net services, Lessee may reconfigure existing circuits into such high-capacity services on mutually agreeable terms.


                           Notwithstanding  the  foregoing  paragraph,  Lessee's
                  existing DS-1 Circuit (the "Existing DS-1 Circuit") between St. Louis and Kansas City (No. DNN017903) shall be made a part of a DS-3 Circuit ordered by lessee (the "Ordered DS-3 Circuit") between St. Louis and Kansas City, Lessee shall be charged only for the Ordered DS-3 Circuit and not for the Existing DS-1 Circuit as of the date the Ordered DS-3 Circuit is activated or the Amendment Effective Date, whichever is later (the "Start Date"), and Lessee shall remain responsible for any charges incurred in connection with the Existing DS-1 Circuit prior to the Start Date.

                           Lessee  shall order each of the Circuits set forth in
                  Phase I of Exhibit E (the "Phase 1 Circuits") on or before November 29, 1996 and each of the Circuits set forth in Phase 2 of Exhibit E (the "Phase 2 Circuits") on or before May 1, 1997. Prior to ordering the Phase 2 Circuits, Lessee may elect to replace any of the Phase 2 Circuits with Circuits originating and/or terminating in different cities (the "Replacement Phase 2 Circuits") subject to availability by Lessor; provided, however, that Lessee shall pay for the Replacement Phase 2 Circuits at the rates set forth in Exhibit D and the aggregate monthly lease rate for the Replacement Phase 2 Circuits must be equal to, or greater than, the aggregate monthly lease rate for the replaced Circuits. The monthly lease rate for each of the Phase I Circuits shall be $0 for the five month period immediately following the activation date of each Circuit in Phase I (the "Five Month Free Period") and Lessee's first invoice for the Phase I Circuits shall be for two months Service for each Phase I Circuit and be due within the 30 day period immediately following the Five Month Free Period. The monthly lease rate for the Phase 2 Circuits shall be $0 for the one month period immediately following the activation date of each Circuit in Phase 2 (the "One Month Free Period") and Lessee's first invoice for each of the Phase 2 Circuits shall be for two months Service for the Phase 2 Circuits and be due within the 30 day period immediately following the One Month Free Period. In the event Lessor fails to provide the Service within 60 days of the Requested Service Commencement Date for any Circuit, then (a) Lessee, at its option, may terminate that Service on the affected Circuit without any liability whatsoever and (b) Lessee's * Take-or-Pay Commitment (set forth below) shall be reduced by the total aggregate monthly lease rates of the Circuits which could not be supplied by Lessor within such period (the "Unsupplied Circuits") if Lessee procures the Unsupplied Circuits from another carrier and provides Lessor with a copy of an invoice from such 2

* CONFIDENTIAL TREATMENT REQUESTED
                  carrier within 90 days from the Requested Service Commencement Date. Lessor shall provide Lessee with Circuit routing information for all on-net Circuits ordered hereunder for Lessee's network planning purposes as soon as such information is available.


                           Lessee shall have a  Take-or-Pay  Commitment of * per
                  month   beginning  July  1,  1997  and  continuing  60  months
                  thereafter (the "Take-or-Pay Commitment Period")."

                  2.  The  following  sentence  is  hereby  added  to the end of
Section 2. Payments of the Agreement to read in its entirety as follows:

                      "Notwithstanding  anything  herein  to  the  contrary,  no termination of this Agreement or any Circuit shall affect or reduce Lessee's obligation to make the "Take-or-Pay Commitment" payments required by Section 1; other than as set forth in Section 1. Scope and Rates above."

                  3. The first sentence of Section 3. Term of the Agreement is hereby amended to read in its entirety as follows:

                      "The term of this  Agreement  shall commence upon the date hereof and shall continue until the later of: (i) the end of the Take-or-Pay Commitment Period; and (ii) the end of the Circuit Lease Term of the Circuit ordered hereunder which is last to expire."

                  4. The definition of "Take-or-Pay Commitment" is hereby added to the end of Section 6. Definitions of the Agreement to read in its entirety as follows:

                      "Take-or-Pay  Commitment"  shall mean,  with  respect to a certain period and amount, that Lessee has the obligation to pay for Service hereunder in such amount for each month during such period, whether or not such Service is used. Charges for Services other than DS-0, DS-1, DS-3, OC type services and monthly recurring ancillary services (such as installation, local loops and any other services) shall not be counted toward the Take-or-Pay Commitment."

                  5. The Non-Recurring Charge for New Order Installation of each On-Net DS-3 as set forth in Exhibit B of the Agreement is hereby increased from
* to * and the following paragraph is hereby added to the end of Exhibit B to read in its entirety as follows:

                      "For purposes of this Exhibit B, "Configuration" means the relative arrangement, Phases, or connection pattern of a circuit and its subcomponent parts/objects; "Reconfiguration" means any change from the original configuration of a circuit specified in an original Marketing Service Order;

                      "Cross Connect" means a point in a network where a circuit is connected from one facility to another by cabling between the equipment.

                  6. Exhibit D of the Agreement is hereby amended to read in its entirety as set forth in Exhibit D hereto.

                  7. Exhibit E hereto is hereby added to the Agreement as Exhibit E thereto.

                  8. This Amendment is effective as of the Amendment Effective Date.

                  9. To the extent amended hereby, this Amendment supersedes the Agreement and any prior written or oral agreement between the parties with respect to the subject matter contained in this Amendment. All other terms and conditions of the Agreement not specifically amended herein shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Amendment.

IXC CARRIER, INC.                                             DIAMOND.NET, I.S.P., INC.

By:   /s/ John R. Flemming                                   By:  /s/ Andrew Gladney
    -------------------------------------------------            -------------------------------------------------
Name:     John R. Flemming                                   Name:   Andrew Gladney
     ------------------------------------------------              ------------------------------------------------
Title:    Executive Vice President                           Title:  President & CEO
      -----------------------------------------------               -----------------------------------------------

-----------------------------------------------------         -----------------------------------------------------


Approved as to form Legal dept.

                                                                                   --------------------------------
Req'st Svc. Date:                                     EXHIBIT A                            OFFICE USE ONLY
                  ----------------                IXC CARRIER, INC.
      Accepted Earlier Activation:            MARKET SERVICE ORDER (MSO)              MSO#
Y       N                                                                                   -------------------
 ------  ----------                                                                --------------------------------
Ckt ID:
        ----------------------

                                PURCHASE ORDER FORM FOR CUSTOMER ORDER NO:
                                                                           ----------------------

Pursuant to the DIGITAL SERVICE AGREEMENT by and between IXC CARRIER, INC.
As LESSOR and                                                                                            as LESSEE,
              ------------------------------------------------------------------------------------------
dated              ,  19  ,  LESSEE orders and LESSOR shall provide the following Digital Transmission Service:
       ------------     --

   New                      Renew                                  Qty        Rate       Term           Miles
           ---------------             --------------
   Cancel                   Disconnect                 DS-3
           ---------------             --------------           ----------  ---------  ----------  ----------------
   Change                   Expedite   Y      N        DS-1
           ---------------              -----  ------           ----------  ---------  ----------  ----------------
   On Net                   Off Net                    DS0
           ---------------             --------------           ----------  ---------  ----------  ----------------
   Protocol                 Reconfigure                CIF
           ---------------             --------------           ----------  ---------  ----------  ----------------
   Other                                               Other
           ------------------------------------------           ----------  ---------  ----------  ----------------

   Customer Contact:                                   Phone #:                        Fax #
                    ---------------------------------          ----------------------        ----------------------
   Technical Contact:                                  Phone #:                        Fax #
                    ---------------------------------          ----------------------        ----------------------
   CITY LOCATION A:                                    CITY LOCATION B:
                    ---------------------------------                  --------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   Special                    Switched                 Special                           Switched
           ----------                    ------------           ----------                         ----------------
   Bypass Y      N            Owner                    Bypass   Y       N                Owner
            ---    ----             -----------------             ----    -----                --------------------
   LESSOR TO PROVIDE:         CFA:       Y     N       LESSOR TO PROVIDE:                CFA:      Y       N
                                           ----  -----                                               -----   ------
   LOA:    Y      N           ASR:       Y     N       LOA:     Y      N                 ASR:      Y       N
             ----  ----                    ----  -----            ----   ----                        ----    ------
   CUSTOMER (LESSEE) TO PROVIDE:                       CUSTOMER (LESSEE) TO PROVIDE:
   LOA:    Y      N      Coordinated Convert Y    N    LOA:     Y      N       Coordinated Convert Y       N
             ----   ----                      ---  ---            ---    ---                         ----    ------
   CIF Arrangement  Y     N     CIF Attach  Y     N    CIF Arrangement  Y      N       CIF Attach  Y       N
                      ---   ---               ---  ---                    ---    ---                 ----    ------
   Special Instructions                  `                      Special Instructions
                        ------------------------------                               ------------------------------


MONTHLY LEASE RATE:                                    NON RECURRING CHARGES:
Monthly IXC Charge:     $                              Installation $                   ASR:      $
                         ----------------                           ----------------              -----------------
Eqpt. Lease Charge:     $                              Installation $                   Reconfig  $
                         ----------------                           ----------------              -----------------
Echo Canceller:         $                              Installation $                   Expedite  $
                         ----------------                           ----------------              -----------------
CIF Racks:              $                              Installation $
                         ----------------                           ----------------
CIF Power:              $                              Installation $
                         ----------------                           ----------------
Other:                  $                              Installation $
                         ----------------                           ----------------
TOTAL:                  $                              TOTAL OF NON RECURRING CHARGES:            $
                         ----------------                                                         -----------------


     Notwithstanding   anything  in  the   Digital   Service Agreement to the contrary,  (1) a security  interest in this  Agreement  may be granted by Lessor to any Lender and (2)  Lessor  may from time to time  assign  all its rights and  obligations  hereunder  with respect to any Circuits to any Affiliate.  Upon such assignment herein
     this   Agreement   shall  be  deemed  to  be   multiple agreements,  each  upon the terms  and  conditions  set forth herein by and between  Lessee and such  affiliate with respect to such circuit  between Lessor and Lessee with respect to the circuit not so assigned.


     IN WITNESS  WHEREOF,  the parties have executed this PURCHASE  ORDER on the       day of           19
                                                                                 -----        ---------   --


------------------------------------------------    ------------------------------------------------------------------
     LESSOR APPROVAL/TITLE                             LESSEE AUTHORIZED REPRESENTATIVE/TITLE
     (Service Provider)                                     (Customer)

                                   PLEASE FAX THIS DOCUMENT TO CUSTOMER SERVICE FAX # (512) 328-7810
----------------------------------------------------------------------------------------------------------------------
For Office Use Only Version 2.0    4/11/95
----------------------------------------------------------------------------------------------------------------------

                          CUSTOMER MAINTENANCE SUPPORT

         IXC Communications, Inc.'s (hereinafter referred to as IXC) standard fees for customer maintenance support services are as follows (unless set by precedence in a service contract):

         Maintenance services shall be defined as all work performed by IXC on equipment provided by or on behalf of the Customer, or supervision of the Customer's work within IXC's terminate facilities. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by IXC. The following billing rates apply for these services:

                  A. * per hour (4 hour minimum - if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following holidays:

                      New Years Day
                      President's Day
                      Memorial Day
                      Independence Day
                      Labor Day
                      Thanksgiving Day and the day after Thanksgiving Christmas Day

                  B. * per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

                  C. As requests for maintenance services are typically made via telephone, IXC must be advised, in writing as to the person(s) who are authorized to request service. It is the Customer's responsibility to keep IXC apprised of any changes to its list of representative(s).

                  D. To request technical assistance and help under the maintenance services, a call must be made to our Network Control Center at 1-800-526-2488. This number should be used for IXC technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.

                          1. The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket."

  * CONFIDENTIAL TREATMENT REQUESTED

                          2. Upon completion of work, this "Assistance Ticket" will be given to IXC's Accounting Department, and the customer will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

                  E.  Except  for   emergencies,   IXC  technicians   cannot  be
dispatched unless requests are made in accordance with the above call-out procedure.

                                    EXHIBIT E
                             DIAMONDNET DS3 CIRCUITS

                                              Rate Section
        ---------------------------------------------------------------------------------------------
                                                       V&H      Banded
            City A         City B       Availability   Miles  $250k Rate    Monthly    Installation
-----------------------------------------------------------------------------------------------------
   P    St. Louis      Kansas City         Normal       208    *                *        $2,000
   H    Chicago        Detroit             Normal       207    *                *        $2,000
   A    Detroit        Pittsburgh          Normal       206    *                *        $2,000
   S    Pittsburgh     New York            Normal       318    *                *        $2,000
   E    New York       Philadelphia        Normal        34    *                *        $2,000
        Philadelphia   Washington, DC      Normal       124    *                *        $2,000
   1    Washington, DC Atlanta             Normal       541    *                *        $2,000
        Atlanta        Houston             Normal       702    *                *        $2,000
        Houston        Austin              Normal       144    *                *        $2,000
        Dallas         Phoenix         12/31/96 Note**  888    *                *        $2,000
        Phoenix        Los Angeles     2/28/97 Note**   359    *                *        $2,000
        Total                                                                   *

                 Rate Section                                   Billing Summary
        -----------------------------------------------------------------------------------------------------
                                                                                           Month    Month 7
            City A         City B      Month 1   Month 2   Month 3    Month 4   Month 5      6      thru 65
-------------------------------------------------------------------------------------------------------------
   P    St. Louis      Kansas City
   H    Chicago        Detroit
   A    Detroit        Pittsburgh
   S    Pittsburgh     New York
   E    New York       Philadelphia
        Philadelphia   Washington, DC
   1    Washington, DC Atlanta
        Atlanta        Houston
        Houston        Austin
        Dallas         Phoenix
        Phoenix        Los Angeles
        Total                               *        *          *         *          *      *        *



Note:  Above rates under Phase 1 offer are provided with the following terms and conditions.
       o     Total contract term of 65 months for each circuit provided.                -------------------------------------------
       o     Billing during the first five months is *.                                 Five Months of Billing                    *
       o     Billing  from 5th month forward is Monthly  recurring  plus monthly        60 Months Amortize                        *
             amortized  amount of first five  months.                                   -------------------------------------------
       o     All circuits of Phase 1 must be ordered as a package.
       o     Normal  Availability is approximately 30 days after receipt of firm order.

       ** If the availability of the Dallas-Phoenix or the Phoenix-Los Angeles circuit is unsatisfactory, they can be deleted from this Phase without penalty.

-----------------------------------------------------------------------------------------------------------------------------------

   P    Los Angeles    Santa Clara         Normal       313    *               *         $2,000
   H    Santa Clara    San Francisco       Normal        38    *               *         $2,000
   A    San Francisco  Salt Lake           Normal       598    *               *         $2,000
   S    Salt Lake      Denver              Normal       370    *               *         $2,000
   E    Denver         Kansas City         Normal       558    *               *         $2,000
        Atlanta        Miami               Normal       600    *               *         $2,000
   2    Chicago        New York            Normal       712    *               *         $2,000
        Total                                                                  *

---------------------------------------

   P    Los Angeles    Santa Clara
   H    Santa Clara    San Francisco
   A    San Francisco  Salt Lake
   S    Salt Lake      Denver
   E    Denver         Kansas City
        Atlanta        Miami
   2    Chicago        New York
        Total                               *     *          *         *          *          *      *

Note:  Above rates under Phase 2 offer are provided with the following terms and conditions:
 o     Total contract term of 81 months for each circuit provided.                ----------------------
 o     All circuits of Phase 2 must be ordered as a package.                      One Month of Billing *
 o     All  circuits of Phase 1 must be ordered to quantity for Phase 2 circuits. 60 Months Amortize   *
 o     Billing during first month is *.                                           ----------------------
 o     Billing from 2nd month forward is Monthly recurring plus amortized amount of first month.
 o     Normal Availability is approximately 30 days after receipt of firm order.
-----------------------------------------------------------------------------------------------------------------------------------
* CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D

                            List of Rates for Service
                            -------------------------

DS-0 Service                                                      *

DS-1 Service                                                      *

DS-3 Service

                         Term                  Miles          Rate per DS-0 Mile
                         ----                  -----          ------------------

       ON-NET                                 0 - 250               *
       PHASE 1         65 months
                                             251 - 500              *
       OFF-NET                              501 - 1,000             *
       PHASE 2         61 months
                                              1,000+                *

* CONFIDENTIAL TREATMENT REQUESTED

INSTALLED DS-0 CITIES                                                                                 OCTOBER, 1996
ARIZONA                                  NPA/NNX        TEXAS NPA/NNX
      Phoenix                            602-279              Austin                             512-389
                                                              Corpus Christi                     512-883
CALIFORNIA                                                    Dallas                             214-741
      Los Angeles                        213-622              El Paso                            915-533
      San Diego                          619-419              Fort Worth                         817-777
      Stockton                           209-463              Harlingen                          210-425
                                                              Houston                            713-224
DISTRICT OF COLUMBIA                                          San Antonio                        210-222
      Washington, DC                     202-245              McAllen                            210-632

ILLINOIS                                                VIRGINIA
      Chicago                            312-861              Norfolk                            804-622

MARYLAND                                                TOTAL DS-0 CITIES                        26
      Baltimore                          410-752
                                                        All cities are equipped for DSO services.
MICHIGAN
      Birmingham                         313-435        Additional cities will be added if cost is justified.

MISSOURI
      Kansas City                        816-221
      St. Louis                          314-231

NEW MEXICO
      Albuquerque                        505-247

NEW YORK
      New York City                      212-285

OHIO
      Dayton                             513-252

OKLAHOMA
      Oklahoma City                      405-232
      Tulsa                              918-582

PENNSYLVANIA
      Philadelphia                       215-988

                                    EXHIBIT C

                           ON-NET DS-1 AND DS-3 CITIES

ARIZONA                                DISTRICT OF COLUMBIA                      Flint
  Phoenix  LATA 666                      Washington, D.C.  LATA 236                2001 S. Grand Traverse
    Phelps-Dodge Twr, Ste 1702             1828 L Street, N.W., Ste 260              (313)767
    2600 N. Central (602)279                 (202)833
                                                                                 Grand Rapids
  Tucson  LATA 668                     ILLINOIS                                    209 Graham, S.W.
    Arizona Bank Bldg.                   Chicago  LATA 358                           (616)235
    33 N. Stone, Suite 1610                Prudential Building
      (520)792                             130 E. Randolph, Suite 4001           Jackson
                                             (312)861                              170 W. North Street
CALIFORNIA                                                                           (517)783
  Bakersfield  LATA 734                INDIANA
    1430 Truxton Ave., Ste 730           Indianapolis  LATA 336                  Kalamazoo
      (805)327                             Merchants Bank Bldg.                    303 Mills St.
                                           11 S. Meridian                            (616)385
  Fresno  LATA 728                         Suite 1798/1799
    4605 E. Vine                             (317)637                            Lansing
      (209)486                                                                     230 South St.
                                       Southbend  LATA 332                           (517)482
  Fresno Ter                               211 West Washington St.
    Guarantee Savings                      19th Floor                            Midland
    B1171 Fulton Mall, Ste. 1201             (219)233                              1000 Jefferson
      (209)268                                                                       (517)631
                                       MARYLAND
  Los Angeles  LATA 730                  Baltimore  LATA 238                     Pontiac
    One Wilshire                           1220 S. Howard                          324 S. Saginaw
    624 S. Grand, Suite 1615                 (301)752                                (313)338
      (213)689
                                       MICHIGAN                                  Royal Oak
  San Diego  LATA 732                    Ann Arbor                                 3100 W. 14 Mile Rd.
    8933 Complex Dr.                       1615 Plymouth Rd.                         (313)435
      (619)569                               (313)994
                                                                                 Saginaw
  San Francisco  LATA 722                Battle Creek                              315 Meredith
    Metropolitan Life Bldg.                175 Main Street                           (517)771
    425 Market St, Ste 3800C                 (616)962
      (415)543                                                                 MISSOURI
                                         Bay City                                Kansas City  LATA 524
  Sunnyvale  LATA 722                      100 E. Hart                             Bank of Kansas City
    111 Uranium                              (517)667                              1125 Grand Ave., Suite 1704
      (408)739                                                                       (816) 283
                                         Detroit  LATA 340
COLORADO                                   Book Bldg. Suite 2609                 St. Louis  LATA 520
  Colorado Springs  LATA 658               1249 Washington Blvd.                   900 Walnut, Suite 220
    102 S. Tejon, Suite 780                  (313)961                                (314)231
      (719)471
                                         Detroit                               NEVADA
  **Denver  LATA 656                        1860 Gratiot Ave.                    **Las Vegas LATA 821
    Bell Building                            (313)259                              Centel Bldg, Ste 400
    931 14th Street, Ste. 622                                                      125 S Las Vegas Blvd.
      (303)572                                                                       (702)388

NEW JERSEY                               Tulsa  LATA 538                           Harlingen  LATA 568
  Newark  LATA 224                         Lookout Mountain                          513 E. Jackson
    744 Broad Street, 3rd Floor            3500 S. 26th West Avenue                  Matz Building
      (201)824                               (918)584                                  (210)425
                                             (918)446
NEW MEXICO                                                                         Houston  LATA 560
  Albuquerque  LATA 664                PENNSYLVANIA                                  293 N. Main Street
    200 Lomas Blvd, N.W.                 Philadelphia  LATA 228                        (713)224
    13th Floor                             2401 Locust St., 2nd Floor
      (505)247                               (215)564                              Lubbock  LATA 544
                                                                                     1220 Broadway, #1901
NEW YORK                                 Pittsburgh  LATA 234                          (806)762
  New York  LATA 132                       Oliver Building
    60 Hudson St., Ste 206                 535 Smithfield St., Ste 2650            McAllen  LATA 568
      (212)285                               (412)281                                200 S. 10th Street, Suite 704
                                                                                       (210)687
OHIO                                   TEXAS
  Akron  LATA 325                        Abilene  LATA 550                         Midland  LATA 542
    1 Cascade Plaza, Ste 1950              1049 N. Third, Suite 500                  KMID-TV Studio
    Main & Bowery                            (915)675                                La Force Blvd &
      (216)535                                                                       Air Terminal
                                         Amarillo  LATA 546                            (915)561
  Cincinnati  LATA 922                     Amarillo Petroleum Bldg.
    2300 Carew Tower                       203 W. 8th, Suite 607/608               San Angelo  LATA 961
    Suite 4701                               (806)373                                36 E. Twohig, 15th Floor
    441 Vine St. (513)651                                                              (915)653
                                         Austin  LATA 558
  Cleveland  LATA 320                      621 Pleasant Valley Road                San Antonio  LATA 566
    R.F. Keith Bldg., Suite 2117             (512)389                                660 S. Santa Rosa
    1621 Euclid Ave.                                                                   (210)225
      (216)771                           Corpus Christi  LATA 564
                                           606 N. Carancahua, Ste 816              Waco  LATA 556
  Columbus  LATA 324                       Wilson Plaza                              100 S. 26th Street
    Borden Bldg., Level 2B                   (512)882                                  (817)750
    180 E. Broad St.
      614(469)                           Dallas  LATA 552                       **Priced on an Individual Case Basis (ICB)
                                           Tower of the Americas
  Dayton  LATA 328                         2323 Bryan, Suite 380
    1 National Bank Bldg.
    Suite 2220                             2223 Houston St.
    130 W. Second (513)461                 (214)954 (214)969

  Toledo  LATA 326                       El Paso  LATA 540
    319 Madison Ave., Ste 2901             El Paso National
      (419)242                             Bank Bldg.
                                           201 E. Main, Suite 1702
OKLAHOMA                                     (915)533
  Oklahoma City  LATA 536
    Liberty Tower                        Fort Worth  LATA 552
    100 N. Broadway, Ste 3020              WT Waggoner Blvd.
      (405)232                             810 Houston, Suite 1705
                                             (817)870

                                             ANCILLARY PRICING SCHEDULE FOR ON-NET SERVICE

NON-RECURRING CHARGES                                                DS-1                    DS-3
---------------------                                                ----                    ----
New Order Installation (On-Net)                                        *                      *

New Order Installation (Off-Net)                                       *                      *

DS-1 Ramp-Up per DS-O                                                  *                      *

Order Change (less than 5 business days)                               *                      *

Order Cancellation (less than 5 business days)                         *                      *

ASR (new or disconnect) (Special Access Only)                          *                      *

ASR Supplement                                                         *                      *

Order Expedite                                                         *                      *

Reconfiguration                                                      Same as install         Same as install

MONTHLY RECURRING CHARGES                                            DS-1                    DS-3
-------------------------                                            ----                    ----
Monthly circuit charge (IXC portion)                                    *                      *

Cross-connect charge                                                    *                      *
    Other Interexchange Carrier to Lessor local access
    or bypass facility (Lessor long haul not involved)

Local bypass charge                                                     *                      *
    Lessor POP to Lessor POP in same city, with no
    Lessor long haul attached at either Lessor POP.

MISCELLANEOUS                                                        RECURRING               NON-RECURRING
-------------                                                        ---------               -------------
M13 1 yr Term                                                           *                         *
    2+yr Term                                                           *                         *
    3+yr Term                                                           *                         *
ECHO CANCELLER (per circuit end)                                        *                         *
SECOND END LOOP (Ex: for ADPCM)                                         *                         *
DEMAND MAINTENANCE                                                   * /hr 8a.m.-5p.m. M-F, 4 hour minimum
                                                                     if dispatch is required;  *  /hr after hours
                                                                     with 4 hour minimum
RACK SPACE                                                           * - subject to availability
SHELF SPACE                                                          * /ea/mo              ICB install
DC POWER                                                             * /amp/mo (5 amp minimum; 5 amp
                                                                     increments)
CIF AC/DC POWER                                                      *
ALL OTHER SERVICES                                                   See Note (2)

(1)   All of the above charges are subject to change with a 30-day notice.
(2) Services not described above will be considered special handling and charges will be assessed on an individual basis.

* CONFIDENTIAL TREATMENT REQUESTED